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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  -------------
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 29, 2005
                Date of Report (Date of earliest event reported)


                                  -------------
                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

Delaware                               0-23248                    36-3918470
(State or other jurisdiction of      (Commission               (I.R.S. Employer
incorporation)                      File Number )            Identification No.)

             2201 Landmeier Road, Elk Grove Village, Illinois 60007
               (Address of principal executive offices)     (Zip Code)

                                 (847) 956-8000
              (Registrant's telephone number, including area code)


                                  -------------
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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



ITEM 8.01.   Other Events and Regulation FD Disclosure.

     On March 29, 2005, SigmaTron International, Inc. (the "Company") issued a press release announcing the Company Signs Letter of Intent to Purchase Able Electronics, Inc., an Electronic Manufacturing Services Company. The press release is filed herewith as Exhibit 99.1.


ITEM 9.01.   Financial Statements and Exhibits.

       (c)   Exhibits

Exhibit No.                Description
-----------                -----------------------------------------------------

Exhibit 99.1 Press Release issued by SigmaTron International, Inc., dated March 29, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SIGMATRON INTERNATIONAL, INC.

Date:  March 29, 2005                         By: /s/ Gary R. Fairhead
                                                  ------------------------------
                                                  Name:  Gary R. Fairhead
                                                  Title: President and
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------------------------------------------------

Exhibit 99.1 Press Release issued by SigmaTron International, Inc., dated March 29, 2005.